UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1341 Horton Circle, Arlington, Texas 76011

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

             Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, par value $.01 per share	DHI	New York Stock Exchange

5.000% Senior Notes due 2034	DHI 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 28, 2025, D.R. Horton, Inc. (the “Company”) and the Guarantors (as defined below) entered into an underwriting agreement (the “Underwriting Agreement”) with Mizuho Securities USA LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Company of $500 million aggregate principal amount of its 4.850% Senior Notes due 2030 (the “Notes”).

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3, File No. 333-280982, of the Company and certain direct and indirect wholly-owned subsidiaries of the Company listed as co-registrants thereto (the “Guarantors”) and the prospectus supplement dated April 28, 2025 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on April 29, 2025. The Offering is expected to close on May 5, 2025, subject to customary closing conditions. Certain legal opinions relating to the Notes are also filed herewith as Exhibits 5.1 and 5.2.

The Notes will be issued pursuant to an Indenture between the Company and Truist Bank (formerly known as Branch Banking and Trust Company) (the “Trustee”), as trustee, dated as of October 10, 2019, as supplemented by the Eighth Supplemental Indenture with respect to the Notes (the “Eighth Supplemental Indenture”), to be dated as of May 5, 2025, among the Company, the Guarantors and the Trustee. The Notes will be represented by a global security, a form of which is included as an exhibit to the Eighth Supplemental Indenture. The form of the Eighth Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

1.1	Underwriting Agreement, dated as of April 28, 2025, among D.R. Horton, Inc., the Guarantors named therein and Mizuho Securities USA LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein.

4.1	Form of Eighth Supplemental Indenture, to be dated May 5, 2025, among D.R. Horton, Inc., the Guarantors named therein and Truist Bank (formerly known as Branch Banking and Trust Company), as trustee.

4.2	Form of 4.850% Senior Notes due 2030 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Thomas B. Montaño, Esquire.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

23.2	Consent of Thomas B. Montaño, Esquire (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2025

D.R. Horton, Inc.

By:	/s/ Thomas B. Montaño
Thomas B. Montaño
Senior Vice President and
Corporate Secretary